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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 11, 1995, on the 1994 consolidated financial statements of Microelectronic Packaging, Inc., which appears on page F-2 of Microelectronic Packaging, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP

San Diego, California
February 20, 1998